UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2007

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23804	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Blvd., Pleasanton, CA 94588
(Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 17, 2007, Simpson Manufacturing Co., Inc. (the “Company”) announced that it appointed Gary M. Cusumano to its Board of Directors in a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The Company’s Board of Directors has not assigned Mr. Cusumano to any of its committees at this time, but expects that he will join the Growth Committee and one other committee.

Mr. Cusumano will be compensated in the same manner as other directors as described under the heading Director Compensation in the Company’s Proxy Statement dated March 16, 2007, which is incorporated herein by this reference.

Item 9.01 (d) Financial Statement and Exhibits

Exhibit 99.1     Press release dated May 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE: May 17, 2007
By /s/Michael J. Herbert
Michael J. Herbert
Chief Financial Officer